Exhibit 10.10
REGISTRATION INDEMNITY AGREEMENT

        This REGISTRATION INDEMNITY AGREEMENT (this “Agreement”), dated as of August 31, 2012, is made by and between Platinum-Montaur Life Sciences, LLC, a Delaware limited liability company (“Platinum”), and Echo Therapeutics, Inc., a Delaware corporation (the “Company”).

WHEREAS, pursuant to the Loan Agreement, dated on or about the date hereof by and between Platinum and the Company, the Company has agreed, subject to the terms and conditions contained therein, to issue to Platinum Common Stock Purchase Warrants (the “Warrants”), which Warrants are convertible into the Company’s Common Stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, pursuant to Section 2(b) of the Warrants, a Warrant is exercisable for cash consideration by the holder if, on the date of exercise, a registration statement is effective under the Securities Act of 1933 (the “Securities Act”) providing for resale of all such shares of Common Stock underlying such Warrant (the “Warrant Shares”);

WHEREAS, the Company may, but is not obligated to, name Platinum as a selling stockholder under a registration statement under the Securities Act (a “Registration Statement”); and

WHEREAS, the Company and Platinum have agreed that any sales of Warrant Shares under such Registration Statement shall be subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and for the covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.           Expenses.  All fees and expenses incident to the Registration Statement incurred by the Company shall be borne by the Company (“Registration Expenses”) whether or not any Warrant Shares are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any national securities exchange, the OTC Bulletin Board and each other securities exchange or market on which Warrant Shares are required hereunder to be listed, (B) with respect to filing fees required to be paid to FINRA and NASD Regulation, Inc. and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications of the Common Stock), (ii) printing expenses (including, without limitation, expenses of printing certificates for Common Stock and of printing prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, including any fees relating to opinion to be delivered in connection with sales of the Warrant Shares, whether to the transfer agent or otherwise, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons and entities retained by the Company in connection with the filing of the Registration Statement and the consummation of any sales pursuant thereto, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters).  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the Registration Expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Common Stock on any securities exchange.  Notwithstanding the above, Platinum shall bear the costs and expenses of any counsel engaged by it in connection with re-sales of Warrant Shares effected through any Registration Statement.

2.           Effectiveness.

(a)           In the event Platinum exercises any Warrant for cash consideration at the time a Registration Statement is effective for all of the Warrant Shares underlying such Warrant, the Company shall, for a period of not less than six (6) months following such exercise, prepare and file with the Securities and Exchange Commission (the “Commission”) such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Warrant Shares; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 under the Securities Act (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than thirty (30) business days, to any comments received from the Commission with respect to the Registration Statement, any amendment thereto or any information incorporated by reference therein; and (iv) comply in all material respects with the provisions of the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to the disposition of all Warrant Shares covered by the Registration Statement during the applicable period in accordance with the Registration Statement as so amended or in such prospectus as so supplemented.

(b)           The Company shall notify Platinum as promptly as possible (A) when a prospectus or any prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or prospectus or for additional information relating thereto; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Warrant Shares or the initiation of any proceeding by any governmental authority for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Warrant Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (E) of the occurrence of any event that makes any statement made in the Registration Statement or any prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.           Indemnification.

(a)           Indemnification by the Company.  In connection with any sales of Warrant Shares pursuant to the Registration Statement, the Company shall indemnify and hold harmless Platinum, the officers, directors, agents, members, managers, investment advisors and employees of Platinum, each person or entity who controls Platinum (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, members, managers, and employees of each such controlling entity, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such Loss arises out of or is based solely upon (i) an untrue or alleged untrue statement or omission or alleged omission made in the Registration Statement or any prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of Platinum expressly for use therein, or (ii) any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to Platinum at least three business days prior to the pertinent sale or sales by Platinum.

(b)           Indemnification by Platinum.  In connection with any sales of Warrant Shares pursuant to the Registration Statement, Platinum shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person or entity who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of each such controlling entity, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by Platinum to the Company specifically for inclusion in the Registration Statement or such prospectus.  Notwithstanding anything to the contrary contained herein, Platinum shall be liable under this Section 3(b) for only that amount as does not exceed the net proceeds to Platinum as a result of the sale of Warrant Shares by Platinum pursuant to such Registration Statement.

        (c)           Conduct of Indemnification Proceedings.  If any Proceeding (as defined below) shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses reasonably incurred by the Indemnified Party in connection with such Proceeding (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

(d)           Contribution.  If a claim for indemnification under Section 3(a) or 3(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, to reflect the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 3(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.  In no event shall Platinum be required to contribute an amount under this Section 3(d) in excess of the net proceeds received by Platinum upon sale of Warrant Shares by Platinum pursuant to the Registration Statement giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

4.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Platinum.

5.            Governing Law; Severability; Counterparts. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized agents as of the date first above written.

PLATINUM-MONTAUR LIFE SCIENCES, LLC

By:  /s/ Michael M. Goldberg, M.D.
 Name:  Michael M. Goldberg, M.D.
 Title:

ECHO THERAPEUTICS, INC.

By:  /s/ Patrick Mooney
 Name:  Patrick Mooney
 Title:  CEO